Exhibit 32.1

                              CERTIFICATION OF THE
                           CHIEF EXECUTIVE OFFICER OF
                             SIGA TECHNOLOGIES, INC.
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of SIGA Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
N. Konatich, Acting Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Thomas N. Konatich
                                             ----------------------
                                             Thomas N. Konatich
                                             Acting Chief Executive Officer and
                                             Chief Financial Officer
                                             August 14, 2003